SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the registrant ☒ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

CERBCO, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

February 3, 2005

Notice of Critical Developments Regarding CERBCO, Inc.

Dear Fellow Stockholders:

We have enclosed with this letter CERBCO, Inc.’s updated and revised proxy materials for the company’s annual meeting of stockholders to be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware on Wednesday, February 16, 2005, at 11:00 a.m.

You should have previously received the CERBCO proxy statement dated January 26, 2004. This proxy statement indicated that Robert Erikson, a CERBCO director, filed documents with the Securities and Exchange Commission disclosing his intention to nominate an alternate slate of Class B directors to the CERBCO board. In accordance with the company’s bylaws, Robert Erikson has now formally notified CERBCO that he will nominate his alternative slate of directors at the annual meeting.

The CERBCO board has four member directors. If Robert Erikson’s slate of three Class B directors is elected, they will control the board. Robert Erikson has formed a voting group that controls a large percentage of the Class B shares. If your shares are not voted, his slate of directors will likely be elected and assume control of the board.

Your vote is critical. We urge you to return the enclosed Updated Blue Proxy Card as soon as possible so that your vote is counted at the annual meeting.

Thank you for exercising your right to determine the company’s leadership.

Sincerely,

/s/ George Wm. Erikson

George Wm. Erikson

Chairman

CERBCO, Inc. 1419 Forest Drive, Suite 209 Annapolis, Maryland 21403 Annual Meeting of Stockholders February 16, 2005

IT IS IMPORTANT THAT THE ENCLOSED UPDATED BLUE PROXY CARD

BE COMPLETED AND RETURNED PROMPTLY.

RETURN THE ENCLOSED UPDATED BLUE PROXY CARD

EVEN IF YOU PREVIOUSLY RETURNED THE PRIOR WHITE CARD.

PROXY STATEMENT SUPPLEMENT

TO PROXY STATEMENT DATED JANUARY 26, 2005

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement Supplement is furnished in connection with the solicitation of proxies by the Board of Directors of CERBCO, Inc., a Delaware corporation (“CERBCO,” the “Company,” “we” or “us”), for use at the Annual Meeting of Stockholders to be held at PNC Bank, 300 Delaware Avenue, 3rd Floor, Suite 1704, Wilmington, Delaware on Wednesday, February 16, 2005, at 11:00 a.m. local time, and at any adjournments thereof (the “Meeting”). This Proxy Statement Supplement supplements and amends the Company’s Proxy Statement dated January 26, 2005.

The Proxy Statement sets forth the following to be considered and voted upon by the stockholders at the Meeting:

1.	The election of directors of the Company; and

2.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.

This Proxy Statement Supplement supplements and amends information relating to the voting of shares of the Company’s Common Stock and Class B Common Stock and to Proposal 1, the election of directors. As described below, George Wm. Erikson, listed in the Proxy Statement as one of three nominees designated for election by the holders of shares of Class B Common Stock, will now be the sole nominee designated for election by the holders of Common Stock. Paul C. Kincheloe, Jr., listed in the Proxy Statement as the sole nominee designated for election by the holders of Common Stock, will now be one of three nominees for election by the holders of Class B Common Stock. Except as supplemented and amended below, the Proxy Statement is unchanged. All capitalized terms used in this Proxy Statement Supplement and not otherwise defined shall have the meanings ascribed to them in the Proxy Statement. This Proxy Statement Supplement and the accompanying Updated Blue Proxy Card are first being mailed on or about February 3, 2005 to holders of record of our Common Stock and Class B Common Stock as of the close of business on January 14, 2005, the record date for determining the holders of record entitled to notice and to vote at the Meeting.

Stockholders are requested to complete, sign and date the enclosed Updated Blue Proxy Card and return it promptly to the Company in the enclosed envelope, even if a white card already has been returned. If the enclosed Updated Blue Proxy Card is executed and returned, it may be revoked at any time before it is voted at the Meeting by a written notice of revocation to the Secretary of the Company, by executing a proxy bearing a later date, or by voting at the Meeting.

The cost of solicitation will be borne by the Company. Additional solicitations may be made by mail, telephone, facsimile, personal contact or other means by the Company or by its directors or regular employees. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy statements to the beneficial owners of shares of the Company’s common stock and to reimburse them for their reasonable expenses in so doing.

YOUR VOTE

As a result of the change in nominees, we will have two proxy cards that relate to the Meeting: the Original White Proxy Card that was originally mailed to you with the Proxy Statement and the Updated Blue Proxy Card that is enclosed with this Proxy Statement Supplement. For purposes of determining the election of the Board of Directors, we will treat Original White Proxy Cards and Updated Blue Proxy Cards as follows:

If you return the accompanying Updated Blue Proxy Card—

We strongly encourage you to return an Updated Blue Proxy Card, whether or not you have returned the Original White Proxy Card. If you have already returned the Original White Proxy Card, a timely submitted Updated Blue Proxy Card will revoke your previously submitted proxy card and will be voted in accordance with your instructions on the Updated Blue Proxy Card. If you have not previously returned the Original White Proxy Card, a timely submitted Updated Blue Proxy Card will be voted in accordance with your instructions on the Updated Blue Proxy Card. Please carefully read the Proxy Statement, the Proxy Statement Supplement and the instructions on the Updated Blue Proxy Card before returning the Updated Blue Proxy Card.

If you returned an Original White Proxy Card but do not return the Updated Blue Proxy Card—

If you returned an Original White Proxy Card, you are not required to take any action, although we strongly encourage you to complete and return the enclosed Updated Blue Proxy Card so that your votes for all of the nominees will count. If you do not return an Updated Blue Proxy Card, your Original White Proxy Card will count toward the calculation of a quorum and will be voted in accordance with your instructions on all proposals except that:

•	For Holders of Shares of Common Stock

Your Original White Proxy Card will not be counted as a vote cast or withheld for the election of either George Wm. Erikson (the current nominee) or Paul C. Kincheloe, Jr. (the former nominee) and will have no effect on the results of the vote to elect Mr. George Erikson.

•	For Holders of Shares of Class B Common Stock

Your Original White Proxy Card will not be counted as a vote cast or withheld for the election of either Paul C. Kincheloe, Jr. (the current nominee) or George Wm. Erikson (the former nominee) and will have no effect on the results of the vote to elect Mr. Kincheloe. The votes reflected on your Original White Proxy Card as to Messrs. Hayes and Robert Erikson will be counted as you indicated on your card. If your vote is not counted for election of the Board’s nominees, it could result in the election of an alternative slate of Class B directors if there is a sufficient number of shares voted for alternative nominees that may be presented at the Meeting, as described below under “Proposal No. 1 – Election of Directors.”

Except as described above, shares of Common Stock and shares of Class B Common Stock represented by valid proxies received in time for the Meeting, and not revoked, will be voted as specified therein. If no instructions are given, the respective shares of stock will be voted, except as described above, as follows: (i) FOR the election as director of the Company that nominee for director designated for election by the holders of Common Stock and listed under the caption “Proposal No. 1 - Election of Directors” herein; (ii) FOR the election as directors of the Company those nominees for director designated for election by the holders of Class B Common Stock and listed under the caption “Proposal No. 1 - Election of Directors” herein; and (iii) if authority is given to them, at the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

As of the Record Date, there were outstanding 1,507,956 shares, comprised of 1,217,867 shares of Common Stock, $.10 par value, and 290,089 shares of Class B Common Stock, $.10 par value, which are the only classes of stock of the Company outstanding. A quorum shall be constituted by the presence at the Meeting of one-third (1/3) of the outstanding shares of Common Stock, or 405,956 of such shares, and one-third (1/3) of the outstanding shares of Class B Common Stock, or 96,697 of such shares.

Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, except with respect to the election of directors and any other matter requiring the vote of Common Stock or Class B Common Stock separately as a class for which each share of Class B Common Stock is entitled to one vote. The holders of Common Stock, voting as a separate class, are entitled to elect that number of directors which constitutes 25% of the authorized number of members of the Board of Directors and, if such 25% is not a whole number, then the holders of Common Stock are entitled to elect the nearest higher whole number of directors that is at least 25% of such membership. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the remaining directors. The affirmative votes of the holders of a majority of the particular class of common stock present in person or represented by proxy, provided a quorum of that class is present, is necessary for the election of directors by that class. For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. Where authority to vote shares is withheld, including instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In the Proxy Statement, Paul C. Kincheloe, Jr. was named as the sole nominee for election to the Board of Directors by the holders of shares of Common Stock. George Wm. Erikson was named as one of three nominees for election to the Board of Directors by the holders of shares of Class B Common Stock. Since the mailing of the Proxy Statement to stockholders and filing of the Proxy Statement with the Securities and Exchange Commission, the Company received a notice dated January 26, 2005 from Robert W. Erikson, the President and a director and stockholder of the Company, that he intends to propose at the Meeting the nomination of an alternative slate of persons to be elected as directors of the Company by the holders of Class B Common Stock. The Board of Directors, at a special telephonic meeting on January 31, 2005 in which all directors participated, recognized that it was a fair possibility that the alternative slate of nominees for directors proposed by Mr. Robert Erikson to be elected by the Class B Common stockholders at the Meeting might receive enough votes to be elected. In that event, Mr. George Erikson, the long-time Chairman of the Company and nominated by the Board for reelection by the holders of Class B Common Stock, would not be reelected. In an effort to facilitate Mr. George Erikson’s continued service, the Board discussed changing the arrangement of its slate of nominees, such that Mr. George Erikson would be its candidate to be elected as a director by the holders of Common Stock, and Messrs. Robert Erikson, Hayes and Kincheloe would be its slate of candidates to be elected as directors by the holders of Class B Common Stock. Thus, the Board of Directors unanimously approved (i) changing the designation of George Wm. Erikson from a nominee for election by the holders of Class B Common Stock to a nominee for election by the holders of Common Stock, and (ii) changing the designation of Paul C. Kincheloe, Jr. from a nominee for election by the holders of Common Stock to a nominee for election by the holders of Class B Common Stock.

With the change in designation of the nominees, the following list reflects the designation of the nominees to be elected by holders of shares of Common Stock and by holders of shares of Class B Common Stock:

Name, Age, Principal Occupation, Business Experience and Directorships	First Became A Director	Class of Common Stock for Which Nominated
Robert W. Erikson, Age 59 2/ 3/	1974 1/	Class B Common Stock

President and a Director of CERBCO since 1988; INEI Corporation - Vice Chairman since 1986 and President since 1991, a Director since 1985 and Vice Chairman of the Board of Directors from 1985 to 1986; CERBERONICS, Inc. - a Director since 1974, Chairman since 1988, and President from 1977 to 1988; a Director of Palmer National Bancorp, Inc. and The Palmer National Bank from 1983 to 1996, and a Director of The Palmer National Bank’s successor, The George Mason Bank, N.A., from 1996 to 1997; Capitol Office Solutions, Inc. - Vice Chairman and a Director from 1987 to June 30, 1997. Mr. Erikson holds a B.A. degree in Engineering and Economics from Brown University and an M.B.A. degree from The George Washington University.

Webb C. Hayes, IV, Age 56 4/	1991	Class B Common Stock

Director since 1991. Managing Director of Private Client Services at Friedman, Billings, Ramsey Group, Inc. since 1999, Chairman of FBR National Trust Co. since 2003. Director and Vice Chairman of United Bank from 1997 to 1999. Director and Executive Vice President of George Mason Bankshares, Inc. and Chairman, President and CEO of The George Mason Bank, N.A., from 1996 to 1997; Chairman of the Board of Palmer National Bancorp, Inc. and The Palmer National Bank from 1985 to 1996, President and Chief Executive Officer from 1983 to 1996; INEI Corporation - a Director since 1994; Capitol Office Solutions, Inc. - a Director from 1992 to June 30, 1997; a Director of the Federal Reserve Bank of Richmond from 1992 to 1995. He is also a Director of Citizens Corporation in Eastman, Georgia, and is a member of the Board of Visitors of the University of North Carolina. Mr. Hayes holds a B.A. degree from the University of North Carolina and an executive management degree from Columbia University School of Business.

Paul C. Kincheloe, Jr., Age 63 4/	1991	Class B Common Stock

Director since 1991. Practicing attorney and real estate investor since 1967; Partner in the law firm of Kincheloe and Schneiderman since 1983; INEI Corporation. - a Director since 1994; Capitol Office Solutions, Inc. - a Director from 1992 to June 30, 1997; Director of Herndon Federal Savings & Loan from 1970 to 1983; Director of First Federal Savings & Loan of Alexandria from 1983 to 1989. Mr. Kincheloe holds a B.A. degree from Randolph-Macon College and a J.D. degree from T.C. Williams School of Law, University of Richmond.

George Wm. Erikson, Age 63 2/ 3/	1975 1/	Common Stock

Chairman, General Counsel and a Director of CERBCO since 1988; INEI Corporation - Chairman and General Counsel since 1986, a Director since 1984 and Chairman of the Board of Directors from 1985 to 1986; CERBERONICS, Inc. - a Director since 1975, General Counsel since 1976, Chairman from 1979 to 1988, and Vice Chairman since 1988; Capitol Office Solutions, Inc. - Chairman, General Counsel and a Director from 1987 to June 30, 1997. Mr. Erikson is a member of the Bar of the State of New York, District of Columbia and Commonwealth of Virginia. He holds a B.S. degree in Business Administration from Pennsylvania State University, an LL.B. degree from Fordham University Law School and an LL.M. degree from New York University Law School.

1/	Includes service as a director of CERBERONICS, Inc., now a wholly-owned subsidiary of the Company.

2/	Member of the Corporate Executive Committee of the Company, and the Chief Executive Officer Committee of INEI Corporation, which committees perform the functions of the Chief Executive Officer of each of the respective companies.

3/	Messrs. Robert Erikson and George Erikson are brothers.

4/	Member of the Audit Committee.

It is intended that the individuals named in the enclosed Updated Blue Proxy Card will vote the proxies in favor of the election of the persons listed above as the Board’s nominees for the Company’s directors, unless otherwise directed. The Board has no reason to believe that any of the nominees for the office of director will not be available for election as director. However, should any of them become unwilling to be elected or unable to serve, it is intended that the individuals named in the enclosed Updated Blue Proxy Card may vote for the election of such other person as the Board may recommend.

Except as described below, the Board of Directors recommends a vote “FOR” the election of the nominees named above, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

On December 20, 2004, director Robert W. Erikson filed an amendment to Schedule 13D with the Securities and Exchange Commission containing the following disclosure: “Robert Erikson did not vote as a director for the proposed slate and indicated that he would not be able to support these nominees as presented. Furthermore, Robert Erikson indicated that he reserved the right as a shareholder to offer alternative nominees or an alternative slate of directors at the next annual meeting of stockholders.” Robert Erikson filed a further amendment to Schedule 13D with the Securities and Exchange Commission on January 25, 2004 indicating that he or another holder of Class B Common Stock intended to propose the nomination of an alternative slate of persons to be elected as directors of the Company by the holders of Class B Common Stock.

On January 26, 2005, the Board of Directors received notice, pursuant to advance notice provisions of the Company’s By-laws, of additional nominees to be proposed by Mr. Erikson at the Meeting. Information about the advance notice provision of the Company’s By-laws appears in the Proxy Statement under the caption “Other Matters.”

On January 31, 2005, Mr. Erikson filed another amendment to Schedule 13D with the Securities and Exchange Commission, containing additional disclosure about his intentions.

OTHER MATTERS

FURTHER INFORMATION ABOUT THE ANNUAL MEETING

For further information about the Meeting, please refer to the Proxy Statement. If you need another copy of the Proxy Statement, please contact the Company at 443-482-3374 and a copy will be sent to you at no cost. In addition, you may view the Proxy Statement on the website of the Securities and Exchange Commission at www.sec.gov, in the EDGAR database.

OTHER BUSINESS

The Board of Directors is not aware of any other matters which are likely to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the individuals named in the enclosed Updated Blue Proxy Card to vote the proxy in accordance with their discretion on such matters.

By Order of the Board of Directors

/s/ Robert F. Hartman
Secretary

February 3, 2005

ANNUAL MEETING OF STOCKHOLDERS OF

CERBCO, Inc.

COMMON STOCK

February 16, 2005

Please sign, date and mail

this updated proxy card in

the envelope provided as

soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal 1: Election of Director:

2.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY - NO BOXES NEED BE CHECKED.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

☐ FOR ☐ WITHHOLD AUTHORITY	NOMINEE: G. Wm. Erikson

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

(443) 482-3374

ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 16, 2005

UPDATED PROXY - COMMON STOCK

THIS UPDATED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PURSUANT TO THE PROXY STATEMENT DATED JANUARY 26, 2005 AND

THE PROXY STATEMENT SUPPLEMENT DATED FEBRUARY 3, 2005

The undersigned hereby appoints W. C. Hayes, IV and P. C. Kincheloe, Jr., and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of CERBCO, Inc. held of record by the undersigned on January 14, 2005, at the Annual Meeting of Stockholders to be held on February 16, 2005 or any adjournments thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.

(Continued and to be signed and dated on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CERBCO, Inc.

CLASS B COMMON STOCK

February 16, 2005

Please sign, date and mail

this updated proxy card in

the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Proposal 1: Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ° R.W. Erikson ° W.C. Hayes, IV ° P.C. Kincheloe, Jr.

2.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY - NO BOXES NEED BE CHECKED.

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CERBCO, Inc.

1419 Forest Drive, Suite 209

Annapolis, Maryland 21403

(443) 482-3374

ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 16, 2005

UPDATED PROXY - CLASS B COMMON STOCK

THIS UPDATED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PURSUANT TO THE PROXY STATEMENT DATED JANUARY 26, 2005 AND

THE PROXY STATEMENT SUPPLEMENT DATED FEBRUARY 3, 2005

The undersigned hereby appoints W. C. Hayes and P. C. Kincheloe, Jr., and each of them, with full power of substitution, the Proxies of the undersigned to represent and to vote, as designated on the reverse side hereof, all the shares of Class B Common Stock of CERBCO, Inc. held of record by the undersigned on January 14, 2005, at the Annual Meeting of Stockholders to be held on February 16, 2005 or any adjournments thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.

(Continued and to be signed and dated on the reverse side)